SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 25, 2004
                                                          --------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

Delaware                        0-28815                        06-1241321
--------------------------------------------------------------------------------
State or other        (Commission File Number) (IRS Employer Identification No.)
Jurisdiction                                               of Incorporation)


13 North Street, Litchfield, Connecticut                            06759
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


Registrants telephone number, including area code: (860) 567-8752
                                                   -----------------------------


 N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report
First Litchfield Financial Corporation

Item 5.     Other Events.
            ------------

     At the March 25th Meeting of the Board of Directors of First Litchfield Financial Corporation, the Board elected Kathleen A. Kelley of Middlebury, CT to the Board of Directors of the Company to fill the vacancy created by the resignation of Ms. Bernice D. Fuessenich. Ms. Kelley will replace Ms. Fuessenich on the Board of the Company, effective on March 25, 2004. In addition, Ms. Kelley was also elected to serve as a Director of the Company's subsidiary, The First National Bank of Litchfield effective March 25, 2004.

            Exhibit Index                                            Page
            -------------                                            ----

            99.1     Press Release dated March 25, 2004               3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: March 25, 2004                   FIRST LITCHFIELD FINANCIAL CORPORATION



                                        By /s/ Joseph J. Greco
                                           ------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer